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                                                                    EXHIBIT 23.2




                       CONSENT OF INDEPENDENT ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 2, 1999 included in BioSphere Medical, Inc. and subsidiaries (formerly known as BioSepra, Inc.) Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.


                                    /s/ Arthur Andersen LLP
                                    ------------------------------
                                    Arthur Andersen LLP




Boston, Massachusetts
July 22, 1999